Fourth Quarter 2020 Earnings Presentation November 19, 2020 1

Cautionary Statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt, Adjusted Net Income Per Share, and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted EBITDA Margin, Adjusted Net Income Per Share to Net Income Per Share, net debt to total debt, and Leverage Ratio. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June. 2

Record Quarterly Earnings in Q4 2020 Revenue, $M Net Income, $M Adjusted EBITDA1, $M Adjusted EPS1, $/share Cash Balance, $M +18% +11% +17% +130% -5% 501.7 477.4 54.2 98.2 1.18 284.5 46.0 88.8 1.01 123.4 Q4 2019 Q4 2020 Q4 2019 Q4 2020 Q4 2019 Q4 2020 Q4 2019 Q4 2020 Q4 2019 Q4 2020 Q4 Review Delivered record quarterly net income, adjusted EBITDA and adjusted EPS Achieved 20.6% adjusted EBITDA margins on a consolidated Atkore basis Repaid $40M of debt in the quarter and ended the period with a net leverage ratio2 of 1.6x 1. See non-GAAP reconciliation in appendix. 3 2. Leverage ratio and TTM Adjusted EBITDA reconciliations can be found either in the appendix, or in Exhibit 99.1 to form 8-K filed on November 19, 2020.

FY2020 Results & Recent Business Updates Strong operating performance and excellent teamwork despite challenging conditions FY2020 Results Business Update Post Sept 30th Excellent safety performance in FY20; reduced Acquired the assets of Queen City Plastics, Inc., global incident rate by more than 20% to help grow our plastic conduit portfolio Net sales declined 7.9% in FY20 down to $1.8B Repurchased $15M of stock in October 2020 primarily due to market volume changes Launched new MC Glide™ Aluminum Clad Cable; Delivered record Net Income of $152.3M and a completely redesigned cable that makes pulling Adjusted EBITDA1 of $326.6M; both up vs. FY19 cable easier and faster on a job site Expect FY2021 Net Sales, Adjusted EBITDA and Adjusted EPS to all be higher than FY 2020 1. See non-GAAP reconciliation in appendix. 4

Q4 Income Statement Summary Y/Y Y/Y % Q4 2020 Q4 2019 Change Change ($’s in millions) Net Sales $477.4 $501.7 ($24.3) (4.8%) Operating Income $84.2 $66.2 $18.0 27.2% Net Income $54.2 $46.0 $8.2 17.9% Adjusted EBITDA1 $98.2 $88.8 $9.4 10.6% Adjusted EBITDA Margin2 20.6% 17.7% +290 bps - Net Income per Share (Diluted) $1.11 $0.94 $0.17 18.1% Adjusted Net Income per Share1 (Diluted) $1.18 $1.01 $0.17 16.8% 1. See non-GAAP reconciliation in appendix 5 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales

Consolidated Atkore Q4 2020 Bridges Q4 Net Sales Bridge Net Sales % Change $502M Volume/Mix (9.5%) $20 $0 $3 $477M Price +4.0% $48 Acquisitions/Divestitures +0.1% FX/Other +0.6% Total (4.8%) 2019 Volume/Mix Price M&A FX/Other 2020 Q4 Adjusted EBITDA Bridge Highlights $4 $98M $4 Excellent commercial and operational execution $89M $13 $0 across the entire business $12 Multiple benefits helped drive and enable strong profit growth in the quarter, some that are not expected to recur on an on-going basis in FY2021 2019 Volume/Mix Price M&A Productivity/ FX/Other 2020 vs. Cost Investment/ Inflation 6

Q4 2020 Segment Results Electrical Raceway Mechanical Products & Solutions Q4 Q4 Y/Y Q4 Q4 Y/Y ($’s in millions) 2020 2019 Change ($’s in millions) 2020 2019 Change Net Sales $364.1 $373.3 (2.5%) Net Sales $113.9 $128.7 (11.5%) Adjusted EBITDA $92.9 $80.0 16.1% Adjusted EBITDA $16.1 $21.1 (23.8%) Adjusted EBITDA Margin 25.5% 21.4% +410 bps Adjusted EBITDA Margin 14.1% 16.4% (230 bps) Q4 Net Sales Bridge Q4 Net Sales Bridge $373M $24 $0 $2 $364M $129M $0 $1 $114M $35 $12 $4 2019 Volume/Mix Price M&A FX/Other 2020 2019 Volume/Mix Price M&A FX/Other 2020 7

Cash, Leverage Ratio & Other Key Metrics Cash & Cash Equivalents, $M +$161M vs. Prior Year ($’s in millions) FY20 284.5 237.3 Net cash from operating activities $248.8 Capital expenditures $33.8 164.1 123.4 137.2 Free cash flow1 $215.0 100.7 75.9 51.5 Debt Repayment $40.0 Stock repurchases $15.0 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 As of Leverage Ratio2: Net Debt to TTM Adj. EBITDA ($’s in millions) 9/30/2020 Cash and cash equivalents $284.5 Total Debt $803.7 2.9 Reduced by 0.6x 2.8 2.6 Net Debt $519.3 2.2 2.1 2.1 1.9 TTM Adjusted EBITDA2 $326.6 1.6 Leverage Ratio1 Total debt / TTM Adjusted EBITDA2 2.5 Net debt / TTM Adjusted EBITDA2 1.6 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 1. See non-GAAP reconciliation in appendix. 8 2. Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to form 8-K filed on November 19, 2020, August 4, 2020, May 5, 2020, February 4, 2020, November 22, 2019, August 8, 2019, May 7, 2019, or February 6, 2019.

Outstanding Track Record of Growth

Adjusted EBITDA[1], $M



+15% CAGR
164
235
228
272
324
327
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020

Free Cash Flow[1], $M



+13% CAGR
114
140
97
107
175
215
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020

Return on Capital[1] (ROC), %



+1,510 bps
2.7
10.7
12.2
15.4
17.0
17.8
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020

© Atkore International, Inc.

1. See non-GAAP reconciliation in appendix

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Expecting to Continue to Grow in FY2021 Estimating Fiscal Year 2021 Net Sales, Adjusted EBITDA and Adjusted EPS to be up versus FY2020 led by strong operational performance and profit growth in Q1 2021 Outlook Summary Outlook Items for Q1 2021 FY2021 Consolidated Atkore Outlook Outlook Net Sales +1% – +3% +2% – +6% Adjusted EBITDA1 $95 – $105M $340 – $360M Adjusted EPS1 $1.15 – $1.30 $3.95 – $4.25 Interest Expense $35 – $40M Tax Rate 25% – 27% Capital Expenditures $50 – $55M Stock Buybacks $15 – $35M Diluted Shares Outstanding2 ~48M 1. Reconciliation of the forward-looking full-year 2020 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to 10 accurately estimate the variables and individual adjustments for such reconciliation. 2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS outlook.

Appendix

FY20 Income Statement Summary Y/Y Y/Y % FY 2020 FY 2019 Change Change ($’s in millions) Net Sales $1,765.4 $1,916.5 ($151.1) (7.9%) Operating Income $239.6 $223.7 $15.9 7.1% Net Income $152.3 $139.1 $13.3 9.5% Adjusted EBITDA1 $326.6 $324.4 $2.2 0.7% Adjusted EBITDA Margin2 18.5% 16.9% +160 bps - Net Income per Share (Diluted) $3.10 $2.83 $0.27 9.5% Adjusted Net Income per Share1 (Diluted) $3.78 $3.62 $0.16 4.4% 1. See non-GAAP reconciliation in appendix 12 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales

Consolidated Atkore FY 2020 Bridges Full Year Net Sales Bridge Net Sales % Change $1,917M Volume/Mix (7.3%) $29 $1,765M Price (2.0%) $140 $38 $3 Acquisitions/Divestitures +1.5% FX/Other (0.1%) Total (7.9%) 2019 Volume/Mix Price M&A FX/Other 2020 Full Year Adjusted EBITDA Bridge $324M $19 $5 $326M $21 $1 $44 2019 Volume/Mix Price M&A Productivity/ FX/Other 2020 vs. Cost Investment/ Inflation 13

FY20 Sales Breakdown by Market % of Atkore FY20 Net Sales By End Market Category Description Market Review ▪ Includes Commercial & Industrial, Institutional ▪ Products primarily sold through electrical distribution channel and Infrastructure categories ▪ Long-term positive market trends in Data Centers, ▪ Largest sub-categories include Offices & Data Warehouses, and Healthcare 33 New Centers, Warehouses & Distribution Centers, ▪ Weaker market trends in Retail and Hotels U.S. Non- Education, Infrastructure, Retail, Hotels and Residential Manufacturing Construction ▪ Primarily concentrated in the Commercial & ▪ Products sold through the electrical distribution channel as 20 Industrial and Institutional categories well as large retailers Repair & Remodel ▪ Largest sub-categories include Education, ▪ Long-term positive outlook associated with renovation for K- Offices, and Healthcare 12 schools in certain regions of the U.S. U.S. Residential ▪ Includes Single Family as well as Multi-Unit new ▪ Products primarily sold through electrical distribution channel 14 Construction home construction ▪ Positive market trends for new home construction ▪ Includes variety of manufacturers that use steel ▪ Products are primarily sold directly to the OEM 16 OEM and metal tubing products ▪ Solid demand from the renewable energy end-markets as well as recreational equipment 11 International ▪ Primarily electrical and infrastructure sales to ▪ Sales channel differs by category and country support non-residential construction markets ▪ Market trends vary by geography Other 6 Source: Atkore analysis and estimates. 14

Segment Information Three months ended September 30, 2020 September 30, 2019 Adjusted Adjusted Adjusted EBITDA Adjusted EBITDA (in thousands) Net sales EBITDA Margin Net sales EBITDA Margin Electrical Raceway $ 364,148 $ 92,855 25.5% $ 373,344 $ 80,000 21.4 % Mechanical Products & Solutions 113,904 16,111 14.1% 128,661 21,137 16.4 % Eliminations (632) (295) Consolidated operations $ 477,420 $ 501,710 Fiscal Year Ended September 30, 2020 September 30, 2019 Adjusted Adjusted Adjusted EBITDA Adjusted EBITDA (in thousands) Net sales EBITDA Margin Net sales EBITDA Margin Electrical Raceway $ 1,331,275 $ 299,485 22.5% $ 1,443,493 $ 292,585 20.3 % Mechanical Products & Solutions 436,700 61,152 14.0% 474,260 70,040 14.8 % Eliminations (2,554) (1,215) Consolidated operations $ 1,765,421 $ 1,916,538 15

Adjusted Earnings Per Share Reconciliation Consolidated Atkore International Group Inc. Three months ended Fiscal Year Ended September 30, September 30, September September (in thousands, except per share data) 2020 2019 30, 2020 30, 2019 Net income $ 54,241 $ 45,997 $ 152,302 $ 139,051 Stock-based compensation 3,762 2,862 13,064 11,798 Intangible asset amortization 8,052 8,598 32,262 32,876 Gain on purchase of business — (7,384) — (7,384) Loss on extinguishment of debt 273 — 273 — Other (a) (9,029) (712) (6,712) 7,501 Pre-tax adjustments to net income 3,058 3,364 38,887 44,791 Tax effect (765) (824) (9,722) (10,974) Adjusted net income $56,534 $48,537 $181,467 $172,868 Weighted-Average Diluted Common Shares Outstanding 47,925 47,845 48,044 47,777 Net income per diluted share $ 1.11 $ 0.94 $ 3.10 $ 2.83 Adjusted net income per diluted share $ 1.18 $ 1.01 $ 3.78 $ 3.62 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment , release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives. 16

Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore International Group Inc. Three months ended Fiscal Year Ended September 30, September 30, September 30, September 30, (in thousands) 2020 2019 2020 2019 Net income $ 54,241 $ 45,997 $ 152,302 $ 139,051 Income tax expense 20,584 16,105 49,696 45,618 Depreciation and amortization 18,946 18,286 74,470 72,347 Interest expense, net 9,457 12,196 40,062 50,473 Restructuring charges (55) 623 3,284 3,804 Stock-based compensation 3,762 2,862 13,064 11,798 Loss on extinguishment of debt 273 — 273 — Gain on purchase of a business — (7,384) — (7,384) Transaction costs 17 837 196 1,200 Other (a) (9,029) (712) (6,712) 7,501 Adjusted EBITDA $ 98,196 $ 88,810 $ 326,635 $ 324,408 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment , release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives. 17

Trailing Twelve Month Adjusted EBITDA Consolidated Atkore International Group Inc. TTM Three months ended September September June 26, March 27, December (in thousands) 30, 2020 30, 2020 2020 2020 27, 2019 Net income $ 152,302 $ 54,241 $ 24,078 $ 39,193 $ 34,790 Interest expense, net 40,062 9,457 9,421 10,564 10,620 Income tax expense 49,696 20,584 8,672 13,100 7,340 Depreciation and amortization 74,470 18,946 18,316 18,478 18,730 Restructuring charges 3,284 (55) 474 2,645 220 Stock-based compensation 13,064 3,762 1,656 4,523 3,123 Loss on extinguishment of debt 273 273 — — Transaction costs 196 17 122 6 51 Other(a) (6,712) (9,029) 984 (1,503) 2,836 Adjusted EBITDA $ 326,635 $ 98,196 $ 63,723 $ 87,006 $ 77,710 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment , release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives. 18

Net Debt to Total Debt and Leverage Ratio Consolidated Atkore International Group Inc. September 30, March 27, December 27, September 28, March 29, December 28, ($ in thousands) 2020 June 26, 2020 2020 2019 2019 June 28, 2019 2019 2018 Short-term debt and current maturities of long-term debt $ — $ — $ — $ — $ — $ — $ — $ 26,561 Long-term debt 803,736 846,145 845,694 845,243 845,317 884,503 884,095 878,094 Total debt 803,736 846,145 845,694 845,243 845,317 884,503 884,095 904,655 Less cash and cash equivalents 284,471 237,309 137,202 $ 164,135 123,415 100,734 51,498 75,919 Net debt $ 519,265 $ 608,836 $ 708,492 $ 681,108 $ 721,902 $ 783,769 $ 832,597 $ 828,736 TTM Adjusted EBITDA (a) $ 326,635 $ 317,249 $ 342,007 $ 332,095 $ 324,408 $ 306,656 $ 294,839 $ 283,086 Total debt/TTM Adjusted EBITDA 2.5 x 2.7 x 2.5 x 2.5 x 2.6 x 2.9 x 3.0 x 3.2 x Net debt/TTM Adjusted EBITDA 1.6 x 1.9 x 2.1 x 2.1 x 2.2 x 2.6 x 2.8 x 2.9 x Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to form 8-K filed on November 19, 2020, August 4, 2020, May 5, 2020, February 4, 2020, November 22, 2019, August 8, 2019, May 7, 2019, or February 6, 2019. 19

Free Cash Flow Reconciliation Consolidated Atkore International Group Inc. Fiscal Year Ended September September September September September September (in thousands) 30, 2020 30, 2019 30, 2018 30, 2017 30, 2016 30, 2015 Net cash provided by operating activities $ 248,762 $ 209,694 $ 145,703 $ 121,654 $ 156,646 $ 141,073 Capital expenditures (33,770) (34,860) (38,501) (25,122) (16,830) (26,849) Free Cash Flow $ 214,992 $ 174,834 $ 107,202 $ 96,532 $ 139,816 $ 114,224 Inputs for all periods above can be found either in the appendix, or in our Annual Reports filed on November 19, 2020, November 22, 2019, November 28, 2018, November 29, 2017 and November 29, 2016. 20

Return on Capital Calculation

Atkore

Consolidated Atkore International Group Inc.

(in thousands)	Fiscal Year Ended September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
Income (Loss) Before Taxes	$ 201,998	$ 184,669	$ 166,352	$ 126,125	$ 86,781	$ (7,871)
Income Tax Expense (Benefit)	49,696	45,618	29,707	41,486	27,985	(2,916)
Tax Rate % [Income Tax Expense (Benefit) ÷ Income (Loss) Before Taxes]	24.6%	24.7%	17.9%	32.9%	32.2%	37.0%
Operating Income	$ 239,556	$ 223,664	$ 179,698	$ 155,953	$ 125,466	$ 36,938
Estimated Taxes on Operating Income [Tax Rate % x Operating Income]	58,936	55,251	32,090	51,297	40,460	13,685
Net Operating Profit After Taxes [Operating Income – Estimated Taxes on Operating Income]	$ 180,620	$ 168,413	$ 147,608	$ 104,656	$ 85,006	$ 23,253
Total Assets	$ 1,558,525	$ 1,436,995	$ 1,324,060	$ 1,215,092	$ 1,164,568	$ 1,113,799
Cash	284,471	123,415	126,662	45,718	200,279	80,598
Current Liabilities	276,170	287,534	272,747	211,837	204,822	210,498
Short-Term Debt & Current Maturities of Long-Term Debt	—	—	26,561	4,215	1,267	2,864
Capital Base [Total Assets – Cash – Current Liabilities + Short-Term Debt & Current Maturities of Long-Term Debt]	$ 997,884	$ 1,026,046	$ 951,212	$ 961,752	$ 760,734	$ 825,567
Average Capital Base [Average of Prior Period Capital Base and Current Period Capital Base]	$ 1,011,965	$ 988,629	$ 956,482	$ 861,243	$ 793,151	$ 873,363
Return on Capital Percentage [Net Operating Profit After Taxes ÷ Average Capital Base]	17.8%	17.0%	15.4%	12.2%	10.7%	2.7%

Inputs for all periods above can be found either in the appendix, or in our Annual Reports filed on November 19, 2020, November 22, 2019, November 28, 2018, November 29, 2017 and November 29, 2016.

© Atkore International, Inc.

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